Contract Liability	12 Months Ended
Dec. 31, 2024
Disclosure of revenue from contracts with customers [Abstract]
Contract Liability	Contract Liability
We entered into a regional licensing agreement (the "Licensing Agreement") with Adlai Nortye Biopharma Co., Ltd. ("Adlai") in November 2017. Under the terms of the Licensing Agreement, Adlai will have exclusive development and commercialization rights to pelareorep in China, Hong Kong, Macau, Singapore, South Korea, and Taiwan. We are entitled to receive upfront license fees, development and regulatory milestone payments, royalties, and sales-based milestone payments.
Our contract liability balance at December 31, which we expect to record in revenue over the next five years, is as follows:

	2024	2023
Balance, beginning of year	$6,730	$6,730
Revenue recognized	—	—
Balance, end of year	$6,730	$6,730